UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
RULE 14A-6(E)(2)).
[X] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to ss.240.14a-12.

MADISON COVERED CALL & EQUITY STRATEGY FUND
(Names of Registrant As Specified in its Charter)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

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MADISON COVERED CALL & EQUITY STRATEGY FUND
550 SCIENCE DRIVE
MADISON, WI 53711

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 26, 2022

Notice is hereby given to shareholders of the Madison Covered Call & Equity Strategy Fund (the “Fund”) that the annual meeting of shareholders of the Fund (the “Annual Meeting”) will be held at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, on Friday, August 26, 2022, at 10:00 a.m. Central time. The Annual Meeting is being held for the following purposes:

1.    To elect one Class III Trustee to serve until the Fund’s 2025 annual meeting of shareholders or until his successor shall have been elected and qualified; and
2.    To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ELECTION OF THE CLASS III TRUSTEE.
The Board has fixed the close of business on June 23, 2022 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the Annual Meeting.

By order of the Board of Trustees

/s/ Holly S. Baggot

Holly S. Baggot, Secretary
Madison, Wisconsin
July 1, 2022

It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, please vote by mail by signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope. If you wish to attend the Annual Meeting and vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy. Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card today.

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MADISON COVERED CALL & EQUITY STRATEGY FUND
PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 26, 2022

This proxy statement (the “Proxy Statement”) is furnished to shareholders of the Madison Covered Call & Equity Strategy Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board of Trustees” or the “Board”) of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Friday, August 26, 2022 at 10:00 a.m., Central time, and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711. One share of the Fund (collectively, the “Shares”) is entitled to one vote on each proposal, and each fractional Share is entitled to a fractional vote thereon. Holders of Shares of the Fund are referred to herein as “shareholders.”
This Proxy Statement gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders. Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact the Fund at our toll-free number, 1-800-767-0300.
The Fund will furnish, without charge, a copy of the Fund’s most recent Annual Report and Semi-Annual Report to shareholders to any shareholder upon request. Requests should be directed to Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, or by calling, toll-free, 1-800-767-0300.
The Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being sent to shareholders on or about July 5, 2022.

Important Notice Regarding the Availability of Proxy Materials:
This Proxy Statement is available at the website listed on your proxy card.

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INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL
While we strongly encourage you to read the full text of this Proxy Statement, we are also providing you the following brief overview of the proposal addressed in this Proxy Statement (the “Proposal”), in a Question and Answer format, to help you understand and vote on the Proposal. Your vote is important. Please vote by completing and returning the enclosed proxy card in the enclosed postage-paid return envelope.
•Why are you sending me this information?
You are receiving these materials because on June 23, 2022 (the “Record Date”), you owned Shares of the Fund and, as a result, have a right to vote on the Proposal. Each Share of the Fund is entitled to one vote on the Proposal, and each fractional Share is entitled to a fractional vote thereon, with no cumulative voting.
•Why is a shareholder meeting being held?
Because the Fund’s Shares are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “MCN,” the Fund must hold an annual meeting of shareholders to elect Trustees each fiscal year.
•What proposals will be voted on at the Annual Meeting?
Shareholders of the Fund are being asked to elect one individual as Class III Trustee of the Board (Mr. Steven P. Riege is the nominee) to serve until the Fund’s 2025 annual meeting of shareholders or until his successor shall have been elected and qualified (the “Proposal”).
•Will your vote make a difference?
YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.
•Who is asking for your vote?
The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Friday, August 26, 2022 and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting of Shareholders.
•How does the Board recommend that shareholders vote on the Proposal?
The Board of Trustees, including the Independent Trustees (as defined below), unanimously recommends that you vote “FOR” the Proposal.
•Who is eligible to vote?
Shareholders of record of the Fund at the close of business on the Record Date are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof.

•How do you vote your Shares?
Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided so your Shares will be represented at the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund at 1-800-767-0300 to obtain directions to the site of the Annual Meeting. Shares represented by duly executed proxies received prior to the Annual Meeting will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxyholders’ discretion.
Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal. A signed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares are to be voted on the Proposal will be deemed to be an instruction to vote such Shares in favor of such Proposal. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxyholders’ discretion.
•What vote is required to approve the Proposal?
The nominee for Class III Trustee must be approved by the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy and entitled to vote on the subject matter so long as a quorum is present. Votes withheld and abstentions will have the same effect as votes against this Proposal, but “broker non-votes” will have no effect on the outcome of the vote on this Proposal.
•How many Shares of the Fund were outstanding as of the Record Date?
At the close of business on the Record Date, the Fund had 20,989,163 Shares outstanding.

PROPOSAL: ELECTION OF TRUSTEES
The Fund’s Shares are listed on the NYSE, which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect one individual as the sole Class III Trustee of the Board (Mr. Steven P. Riege is the nominee) to serve until the Fund’s 2025 annual meeting of shareholders or until his successor shall have been elected and qualified.
Composition of the Board of Trustees. The Board of Trustees is classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming the Class III nominee is elected at the Annual Meeting, the Board will be constituted as follows:
Class I Trustee. Mr. Richard E. Struthers is the sole Class I Trustee.
It is currently anticipated that the Class I Trustee will next stand for reelection at the Fund's 2023 annual meeting of shareholders.
Class II Trustees. Mr. Scott C. Jones and Mr. Paul A. Lefurgey are currently the Class II Trustees. It is currently anticipated that the Class II Trustees will next stand for reelection at the Fund's 2024 annual meeting of shareholders.
Class III Trustee. Mr. Steven P. Riege is the sole Class III Trustee. If elected, the term of the Class III Trustee will continue until the Fund's 2025 annual meeting of shareholders, or until his successor shall have been elected and qualified.
Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. If elected at the Annual Meeting, the Class III nominee will hold office until the Fund’s 2025 annual meeting of shareholders or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current term as described above.
The Class III Trustee nominee nominated by the Board has indicated he consents to serve as a Trustee if elected at the Annual Meeting. The Fund knows of no reason why the nominee would be unable or unwilling to serve if elected. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Class III Trustee nominee named above.
Trustees. Certain information concerning the current Trustees, Trustee nominees, and officers of the Fund is set forth in the tables below. The Trustees who are “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) are indicated below. Independent Trustees are those Trustees who are not interested persons of the Fund, the Fund’s investment adviser, Madison Asset Management, LLC (“MAM”), or MAM’s parent company, Madison Investment Holdings, Inc.

(“MIH”) (MAM and MIH are collectively referred to herein as “Madison”) and qualify as "independent" under the definition of that term as set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Independent Trustees”).
The Fund is part of a fund complex (referred to herein as the “Fund Complex”) currently comprised of 29 open-end funds (each a "portfolio") and one closed-end fund, (i.e. the Fund). Unless otherwise indicated, the business address of each Trustee and officer of the Fund is c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
Trustees

Name and Age	Position Held with Fund	Term of Office and Length of Time Served¹	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Independent Trustees
Scott C. Jones 60	Class II Trustee	Since 2021; to serve until 2024	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), 2013 - Present Managing Director, Park Agency, Inc., 2020 - Present	16
Madison Funds (15 portfolios), 2019 - Present
XAI Octagon Floating Rate & Alternative Income Term Trust, 2017 - Present;
Manager Directed Portfolios (open-end fund family, 9 portfolios), 2016 - Present and Lead Independent Trustee since 2017;
Guestlogix Inc. (a provider of ancillary focused technology to the travel industry), 2015 - 2016

Name and Age	Position Held with Fund	Term of Office and Length of Time Served¹	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Independent Trustees (continued)
Steven P. Riege[2] 68	Class III Trustee	Since 2015; Nominee to serve until 2025, if elected	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 – Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President- Marketing and Vice President- Human Resources, 1986 – 2001	30	Madison Funds (15 portfolios) and Ultra Series Fund (14 portfolios), 2015 Present
Richard E. Struthers 69	Class I Trustee	Since 2017; to serve until 2023	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 – Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 – 2012	30	Madison Funds (15 portfolios) and Ultra Series Fund (14 portfolios), 2004 - Present

Name and Age	Position Held with Fund	Term of Office and Length of Time Served¹	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Interested Trustee
Paul A. Lefurgey[3] 57	Class II Trustee Vice President	Since 2021; to serve until 2024 Indefinite Term since 2012	Madison and Madison Investment Advisors, LLC ("MIA"), Co-Head of Investments, 2022 - Present; CEO, 2017 - 2021; Co-Head of Fixed Income, 2019 - 2021; Director of Fixed Income Investments, 2016 - 2019; Executive Director and Head of Fixed Income Investments, 2013 - 2016 Madison Funds (15), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, 2012 - Present; Madison Strategic Sector Premium Fund (closed end fund), Vice President, 2010 - 2018	16	Madison Funds (15 portfolios), 2020 - Present
1 A Trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) he or she attains the age of 76, or (2) he or she has served on the Board for a total of 15 years, subject in the latter case to extension by unanimous vote of the remaining Trustees. In the event a Trustee’s term is extended as described above, following such initial approval, the decision to allow such Trustee to continue to hold office must be unanimously approved at the last regular Trustee meeting of each successive calendar year and shall be effective no longer than the end of the following calendar year. Should any such Trustee fail to receive the requisite unanimous approval, the Trustee shall be considered to have retired as of the last day of the applicable calendar year unless he or she requests an earlier retirement date.
2 Nominee for election as a Class III Trustee at the Annual Meeting.
3 Mr. Lefurgey serves as an officer of MAM. Since MAM is the investment adviser to the Fund, Mr. Lefurgey is considered an “interested person” of the Fund as the term is defined in the 1940 Act.

Officers. The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund are appointed by the Board and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but may also be officers or employees of Madison or affiliates of Madison and may receive compensation in such capacities.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Patrick F. Ryan 43	President	Indefinite Term since March 2020
Madison and MIA, Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present; Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 - 2017
Madison Funds (15) and Ultra Series Fund (14), President, March 2020 - Present

Steve J. Fredricks 51	Chief Compliance Officer and Assistant Secretary	Indefinite Term since 2018
Madison and MIA, Chief Legal Officer, March 2020 - Present; Chief Compliance Officer, 2018 - Present
Madison Funds (15) and Ultra Series Fund (14), Chief Compliance Officer and Assistant Secretary, 2018 - Present
Madison Strategic Sector Premium Fund, Chief Compliance Officer, 2018
Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018

Greg D. Hoppe 53	Vice President Chief Financial Officer	Indefinite Term since March 2020 Indefinite Term since 2019
MIH and MIA, Vice President, 1999 - Present;
MAM, Vice President, 2009 - Present
Madison Funds (15) and Ultra Series Fund (14), Chief Financial Officer, 2019 - Present; Treasurer, 2009 - 2019
Madison Strategic Sector Premium Fund, Treasurer, 2009 - 2018

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Holly S. Baggot 61	Secretary and Assistant Treasurer Anti-Money Laundering Officer	Indefinite Term since 2012 Indefinite Term since 2022
MIH and MIA, Vice President, 2010 - Present
MAM, Vice President, 2009 - Present
MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
Madison Funds (15) and Ultra Series Fund (14), Secretary, 1999 - Present and Assistant Treasurer, 2009 - Present, and Anti-Money Laundering Officer, 2019 - 2020 and 2022 - Present
Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - 2018

Board Qualifications. The members of the Board of Trustees each have experience which led Fund management to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this Proxy Statement. All four of the Trustees have substantial experience operating and overseeing a business, whether it be the investment management business (Messrs. Jones, Lefurgey and Struthers) or the management consulting business (Mr. Riege).
Mr. Jones has over 25 years of experience in the asset management industry as an independent director, attorney, and executive, holding various roles including Chief Operating Officer, Chief Financial Officer and Chief Administrative Officer, with asset class experience ranging from municipal bonds to hedge funds. He has served as an Independent Trustee of the Fund since 2021, and of Madison Funds, an open-end fund complex managed by MAM, since 2019.
Mr. Riege has spent over 30 years in the financial services industry finding and developing high performing individuals to lead highly successful organizations. His corporate career culminated at R.W. Baird where he held several leadership positions including Chief Human Resources Officer and Director of Wealth Management. Mr. Riege’s passion for leadership then drove him to build his own management consulting firm, Ovation Leadership, which he has successfully led for 19 years. As President of Ovation, he is active in visioning, conflict resolution, strategic planning, transition planning, organizational change and team dynamics. He has served as an Independent Trustee of the Fund since 2015, and of Madison Funds and Ultra Series Fund, each an open-end fund complex managed by MAM, from 2005 to present.
Mr. Struthers worked directly in the mutual fund industry at Investment Advisers, Inc. for over 20 years. At this billion dollar, global investment management firm, he served as Executive Vice President of IAI, President of the IAI Mutual Funds and President of IAI Securities, Inc. After IAI, Mr. Struthers formed his own investment management firm specializing in equities, which he has successfully lead and managed for 20 years. He has served as an Independent Trustee of the Fund since 2017, and of Madison Funds and Ultra Series Fund, each an open-end fund complex managed by MAM, from 2004 to present.
Mr. Lefurgey is one of the Principals at Madison and serves as Co-Head of Investments with a focus on the firm's fixed income and multi-asset solutions teams. He is on the firm's Executive Committee, a member of the Madison fixed income team, and a member of the firm's investment risk management committee. He has over 30 years of experience in the investment management business and also serves on the Board of Trustees of Madison Funds, an open-end fund complex managed by MAM, since March 2020. Mr. Lefurgey is considered an “interested person” of the Fund under the 1940 Act.
As a result of the expertise described above, each Trustee has unique perspectives regarding the operation and management of the Fund and the Board’s oversight of the Fund’s operations and management. They use this collective experience to serve the Fund for the benefit of Fund shareholders.
Board Committees. The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The Board currently has two standing committees: the Audit Committee and the Nominating and Governance Committee.
Audit Committee. The Board has an Audit Committee, composed of Richard E. Struthers (Chair), Steven P. Riege and Scott C. Jones. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund’s independent registered public accounting firm.
The Audit Committee presents the following report:
The Audit Committee: (i) reviewed and discussed with management of the Fund the audited financial statements of the Fund for the fiscal year ended December 31, 2021; (ii) discussed with the Fund’s independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16, Communications with Audit Committee and all other communications required by other PCAOB Standards or Rules; and (iii) received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning the independence of the Fund’s independent registered public accounting firm. Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal period and filed with the SEC.
The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on May 25, 2022 (the “Audit Committee Charter”).  In accordance with proxy rules promulgated by the SEC, the Fund's Audit Committee Charter is required to be filed at least once every three years as an exhibit to the Funds proxy statement, and so it is included as Attachment A to the Fund's proxy statement. It is also available on the Fund's website at www.madisonfunds.com. You may request a hard copy of the Audit Committee Charter to be mailed to you by calling the Fund toll-free at 1-800-767-0300.
Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Steven P. Riege (Chair), Richard E. Struthers and Scott C. Jones each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards.
The Nominating and Governance Committee is governed by a written charter, the most recent version of which was approved by the Board on May 25, 2022 (the “Nominating and Governance Committee Charter”).  In accordance with proxy rules promulgated by the SEC, the Fund's Nominating and Governance Committee Charter is required to be filed at least once every three years as an exhibit to the Fund’s proxy statement, and so it is included as Attachment B to the Fund’s proxy statement. It is also available on the Fund’s website at www.madisonfunds.com. You may request a hard copy of the Nominating and Governance Committee Charter to be mailed to you by calling the Fund toll-free at 1-800-767-0300.
As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth in Appendix A to the Nominating and Governance Committee Charter. The shareholder recommendation must be sent to the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
Mr. Riege, who is a nominee for election at the Annual Meeting, currently serves as a Trustee of the Fund and was unanimously nominated by the Board and the Nominating and Governance Committee.
Leadership Structure of the Board. The Board is relatively small and operates in a collegial atmosphere. Although no member is formally charged with acting as Chairperson, Mr. Riege acts as the Chairperson during meetings. All Board members are expected to provide their input into establishing the Board’s meeting agenda. Likewise, each Board meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes are important in connection with the Fund's governance. The Board has charged Mr. Riege with acting as the Lead Independent Trustee for purposes of communicating with MAM, the Chief Compliance Officer of the Fund (the “CCO”), counsel to the Independent Trustees and fund counsel on matters relating to the Board as a whole. The Independent Trustees often meet in executive session without representatives of MAM present (including meetings with counsel, the CCO and the independent registered public accounting firm).
The Board’s Role in Risk Oversight. MAM is responsible for the overall risk management of the Fund, which includes supervising its affiliated and third-party service providers and identifying and mitigating possible events that could adversely impact the Fund’s business, operations or performance. Risks to the Fund include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board oversees risk management of the Fund’s investment programs through the Audit Committee and through oversight by the Board itself. The CCO of the Fund, who reports directly to the Independent Trustees, provides the Board with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board exercises its oversight in conjunction with MAM, the CCO, fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the Fund’s independent accountants. The Board’s committee structure requires an Independent Trustee to serve as chairman of the Nominating and Governance Committee and the Audit Committee.
The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.
The Board also receives regular written reports from the Fund’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Fund's independent auditors in connection with the review of the results of the audit of the Fund's year-end financial statements.
The Board also receives regular compliance reports prepared by the compliance staff of MAM, and meets regularly with the CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of MAM, provides the Board with reports on their examinations of functions and processes within MAM that affect the Fund. The Board also adopts compliance policies and procedures for the Fund and approves such procedures as appropriate for certain of the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of the Fund's Investment Advisory Agreement, the Board reviews information provided by MAM relating to its operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Fund and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
As noted, the Board has established a Nominating and Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Fund. From time to time, the Board may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters.
Given the small size of the Board, its committee structure, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and the Board’s quarterly focus on compliance and risk management, the Board has determined that its current leadership structure is appropriate for the protection of Fund investors.
Shareholder Communications with the Board. Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
Beneficial Ownership of Securities. As of the Record Date, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee as specified below:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex
Scott C. Jones	None	None
Paul A. Lefurgey	None	Over $100,000
Steven P. Riege (Nominee)	None	$10,001 - $50,000
Richard E. Struthers	$0 - $10,000	$50,001 - $100,000

As of the Record Date, no individual Trustee owns more than 1% of the outstanding Shares of the Fund and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.
Board Meetings. During the Fund’s fiscal year ended December 31, 2021, each of the Board, the Audit Committee and the Nominating and Governance Committee held four meetings. Each Trustee attended all (100%) of the meetings of the Board (and any committee thereof on which he serves) held during the Fund’s fiscal year ended December 31, 2021. It is the Fund’s policy to encourage Trustees to attend annual meetings of shareholders.
Trustee Compensation. The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with Madison or its affiliates, and an additional fee for serving as the Lead Independent Trustee. The following table provides information regarding the compensation of the Fund’s Trustees for its most recently completed fiscal year. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this Proxy Statement.
The Fund’s Trustees were compensated as follows for the fiscal year ended December 31, 2021:

Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex
Scott C. Jones[1]	$3,000	$65,000
Paul A. Lefurgey	None	None
Steven P. Riege (Nominee)	$13,000	$108,000
Richard E. Struthers	$12,000	$100,000
1Mr. Jones was appointed to the Board of the Fund at the 2021 Annual Meeting and therefore his compensation from the Fund was lower.
Shareholder Approval. The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum (i.e., the holders of a majority of the Shares entitled to vote on the Proposal present in person or by proxy) is present is necessary to approve the Proposal. The holders of Shares have equal voting rights (i.e., one vote per Share and a fractional vote with respect to fractional Shares). Votes withheld and abstentions will have the same effect as votes against the Proposal, and “broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the Proposal.
Board Recommendation. THE BOARD OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE CLASS III TRUSTEE NOMINEE.

ADDITIONAL INFORMATION
Expenses of Proxy Solicitation. The cost of soliciting proxies will be borne by the Fund. In addition, certain officers of the Fund and/or employees of Madison may solicit proxies by telephone or mail (none of whom will receive additional compensation for doing so). Brokerage houses, banks and other fiduciaries may be requested to forward solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Fund for such out-of-pocket expenses.
Further Information About Voting and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided so your Shares will be represented at the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund toll-free at 1-800-767-0300 to obtain directions to the site of the Annual Meeting.
The Agreement and Declaration of Trust of the Fund requires the presence of a quorum for each matter to be acted upon at the Annual Meeting. The holders of a majority of the Shares entitled to vote on the Proposal must be present in person or by proxy to have a quorum to conduct business at the Annual Meeting. Votes withheld, abstentions and "broker non-votes" will be counted as present for purposes of establishing a quorum.
All properly executed proxies received prior to the date of the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a properly executed proxy card, it will be voted “FOR” the Proposal specified on the proxy card. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on June 23, 2022 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Shareholders as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting rights. There were 20,989,163 Shares of the Fund outstanding as of the Record Date.
Investment Adviser. MAM, a subsidiary of Madison Investment Holdings, Inc., is the Fund’s investment adviser and is responsible for making investment decisions with respect to the investment of the Fund’s assets. MAM is located at 550 Science Drive, Madison, Wisconsin 53711. MAM and its affiliated entities act as investment adviser for individuals, corporations, pension funds, endowments, insurance companies, mutual funds and closed-end investment companies.

Administrator. MAM also serves as administrator to the Fund. State Street Bank & Trust Company serves as sub-administrator to the Fund. State Street Bank & Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110.
Independent Registered Public Accounting Firm. For the fiscal years ended December 31, 2020 and December 31, 2021, and the current fiscal year ending December 31, 2022, Deloitte & Touche LLP (“D&T”) has been selected as the Fund’s independent registered public accounting firm by the Audit Committee of the Fund to audit the accounts of the Fund. The Fund does not know of any direct or indirect financial interest of D&T in the Fund. Representatives of D&T will not be in attendance at the Annual Meeting.
Audit Fees. The aggregate fees billed to the Fund by D&T for professional services rendered for the audit of the Fund’s annual financial statements for the Fund’s fiscal years ended December 31, 2020 and December 31, 2021 were approximately $22,000 and $22,000, respectively.
Audit-Related Fees. The aggregate fees billed by D&T and approved by the Audit Committee of the Fund for the Fund’s fiscal years ended December 31, 2020 and December 31, 2021 for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements were $0 and $0, respectively. D&T did not perform any other assurance and related services that were required to be approved by the Fund’s Audit Committee for such periods.
Tax Fees. The aggregate fees billed by D&T and approved by the Audit Committee of the Fund for the Fund’s fiscal years ended December 31, 2020 and December 31, 2021 for professional services rendered for tax compliance, tax advice, and tax planning were approximately $4,337 and $4,442, respectively (such fees relate to tax services provided by D&T in connection with the review of the Fund’s tax returns). D&T did not perform any other tax compliance or tax planning services or render any tax advice that was required to be approved by the Fund’s Audit Committee for such periods.
All Other Fees. Other than those services described above, D&T did not perform any other services on behalf of the Fund for the Fund’s fiscal years ended December 31, 2020 and December 31, 2021.
Audit Committee’s Pre-Approval Policies and Procedures. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures. The Audit Committee of the Fund has (i) pre-approved all audit and non-audit services provided by D&T to the Fund, and (ii) all non-audit services provided by D&T to MAM, or any entity controlling, controlled by, or under common control with MAM that provides ongoing services to the Fund which are related to the operations of the Fund (of which there were none), for the fiscal years ended December 31, 2020 and December 31, 2021. None of the services described above for the Fund’s fiscal years ended December 31, 2020 and December 31, 2021 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X promulgated by the SEC.

Principal Shareholders. As of the Record Date, to the knowledge of the Fund no person owned of record or owned beneficially more than 5% of the voting securities of the Fund, except Cede & Co., a nominee for participants in the Depository Trust Company, held of record, 20,893,053 shares, or 99.54% of the Fund's outstanding voting securities.
“Section 16(a)” Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund’s fiscal year ended December 31, 2021, all filings applicable to such persons were completed and filed in a timely manner.
Privacy Policy of the Fund. The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties:
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator). The Fund restricts access to non-public personal information about the shareholders to employees of Madison (and its affiliates) with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Deadline for Shareholder Proposals. Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund’s 2023 Annual Meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act, must be received by the Fund at its principal executive offices by March 3, 2023. In order for the proposals made outside of Rule 14a-8 under the Exchange Act, as amended, to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals much be received by the Fund at its principal executives offices not later than the close of business on May 28, 2023, nor earlier than the close of business on April 28, 2023.
Important Notice Regarding the Availability of Proxy Materials. This Proxy Statement is available at the website listed on your proxy card.

Other Matters. Fund management knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Failure of a quorum to be present at the Annual Meeting will necessitate adjournment of the Annual Meeting. In the event that a quorum is present at the Annual Meeting but sufficient votes to approve the Proposal are not received, proxies may vote Shares (including abstentions and broker non-votes) in favor of one or more adjournments of the Annual Meeting with respect to the Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.
One Proxy Statement may be delivered to two or more shareholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, shareholders should contact the Fund at 550 Science Drive, Madison, Wisconsin 53711, or toll-free at 1-800-767-0300.
WE URGE YOU TO VOTE PROMPTLY BY COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT THE ANNUAL MEETING.
Very truly yours,
By order of the Board of Trustees
/s/ Holly S. Baggot
Holly S. Baggot, Secretary
July 1, 2022

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Attachment A

Madison Funds (“MF”)
Ultra Series Fund (“USF”)
Madison Covered Call and Equity Strategy Fund (“MCN”)1
(MF, USF and MCN are referred to collectively as the “Trusts”
and individually, as a “Trust”)

Audit Committee Charter
Amended and Restated Effective May 25, 2022

I.Membership and Qualifications of the Audit Committee
On an annual basis, the Board of Trustees of each Trust (each, a “Board”) shall appoint the members of the Audit Committee for each such Trust, all of whom shall be Independent Trustees (as defined below), and shall select one member of each Audit Committee to serve as the Chairperson of such Committee. Each Audit Committee shall be comprised of at least two members; provided that for as long as MCN’s shares are listed on the New York Stock Exchange (the “NYSE”), the MCN Audit Committee shall consist of no fewer than three members, as required by Section 303A.07 of the NYSE Listed Company Rules (the “NYSE Rules”). For purposes of this Charter, the term “Independent Trustee” means a member of the Board (i) who is not an “interested person” of any of the Trusts, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and (ii) who has not received any consulting, advisory or other compensatory fee from any of the Trusts, except compensation for service as a member of the Board of such Trusts or a committee thereof.2 The Board of each Trust shall determine which members of its Audit Committee qualify as an “audit committee financial expert” (also referred to as an “ACFE”) as defined in Item 3 of Form N-CSR, and shall annually thereafter determine whether: (i) there have been any changes to such definition that would result in a previously qualified individual from no longer qualifying, or (ii) there are new Audit Committee members for whom no such qualification decision has been made. As a NYSE listed company, MCN is required to have at least one ACFE. The identification of an Audit Committee member as an “audit committee financial expert” does not impose on the member any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Audit Committee members in general.
_______________________
1Refer to Section 303A.00 of the NYSE Rules for specific audit committee requirements applicable to MCN.
2The second part of this definition is derived from Rule 10A-3(b)(1)(iii) of the Securities Exchange Act of 1934, as amended, which applies to MCN as a listed company. However, for ease of administration, this aspect of the definition of independence will be applied to each Trust’s Audit Committee.

Because MF and USF are open-end mutual funds that hold themselves out as being in the same family of investment companies (collectively, “Open-End Funds”), service on the Audit Committee of one or more of the Open-End Funds is considered service for a single Fund company. Because MCN, although being part of the Madison complex of investment companies is a closed-end fund that maintains a separate identity from the Open-End Funds, service on the MCN Audit Committee of the is considered service for a separate fund company (separate and apart from service relating to the Open-End Funds).
Hereinafter, any references to a Trust or the Trusts shall refer to the above referenced investment companies, and any action to be taken by a Trust though its Committee or Board shall affect only that Trust, Committee or Board, unless otherwise specified.
II. Purposes of the Audit Committee
The purposes of each Trust’s Audit Committee are:
A.Oversight. To oversee the accounting and financial reporting processes of each Trust and each of its series, if any, and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;
B.Quality. To oversee the quality, integrity and objectivity of each Trust’s financial statements and the independent audit thereof;
C.Regulatory Requirements. To oversee, or, as appropriate, assist Board oversight of, each Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, disclosure controls and procedures and independent audits, including review of “management’s discussion of fund performance” included in each Trust’s annual and semi-annual reports;
D.Independent Auditors. To approve, prior to appointment, the engagement of each Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and
E.Liaison. To act as a liaison between the independent auditors of each Trust and each Trust’s full Board.
The independent auditors for each Trust shall report directly to the Trust’s Audit Committee.
III. Duties and Powers of the Audit Committee
To carry out its purposes, each Trust’s Audit Committee shall have the following duties and powers:
A.Appointment of Independent Auditors. To approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on each Trust’s financial statements, to recommend to each Trust’s Board the selection, retention or termination of the Trust’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;
B.Audit and Non-Audit Services. To approve, prior to appointment, the engagement of the auditor to provide other audit services to the Trusts or to provide non-audit services to any Trust, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliate”) that provides ongoing services to a Trust, if the engagement relates directly to the operations and financial reporting of such Trust;
C.Policies and Procedures. To develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Trusts’ auditors to provide any of the services described herein;
D.Pre-Approval. To consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion.
E.Other Non-Audit Services. To consider whether the non-audit services provided by the Trusts’ auditor to the Trusts’ investment adviser or any Adviser Affiliate that provides ongoing services to a Trust, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence;
F.Scope of Audit Services. To review the arrangements for and scope of the annual audit and any special audits;
G.Audit Fees. To review and approve the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service;
H.Accounting Policies. To consider information and comments from the auditors with respect to the Trusts’ accounting and financial reporting policies, procedures, internal control over financial reporting (including each Trust’s critical accounting policies and practices), and disclosure controls and procedures, to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of each Trust’s accounting and financial reporting;
I.Meetings with Auditors. To consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Trusts’ financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors’ opinion on the Trusts’ financial statements. In addition, each Audit Committee shall review with the auditors the matters that auditing professional standards require to be communicated to the Audit Committee, which include the matters the Public Company Accounting Oversight Board require to be discussed;
J.Disagreements. To resolve disagreements between management and the auditors regarding financial reporting;
K.Principal Executive Officer and Principal Financial & Accounting Officer Review. To review with the Trusts’ principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of the Trusts’ internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trusts’ internal control over financial reporting. As part of this, the Audit Committee shall review with fund management the effectiveness of each Trust’s disclosure controls and procedures;
L.Whistleblower Reports; QLCC. (1) To establish procedures for the receipt, retention and treatment of whistleblower complaints received by each Trust relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of any Trust, the adviser or distributor of any Trust, or the administrator or sub-administrator of any Trust of concerns about accounting or auditing matters; and (2) to serve as the “qualified legal compliance committee” (also referred to as the “QLCC”) of each Trust and in that capacity, to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;
M.Investigation. To investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with a Trust’s accounting or financial reporting;
N.Board Reporting. To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and
O.Other Functions. To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter, the charter documents of each Trust, or as otherwise deemed appropriate by the Board of each Trust.
IV. Audit Committee Approvals
The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the

Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of a Trust or series, as appropriate. In between regularly scheduled Audit Committee meetings, the Chairperson of the Audit Committee has the authority to grant pre-approvals of audit and permitted non-audit services; provided that any decisions of the Chairperson to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting and provided further that the dollar amount of any such pre-approvals, individually and not in the aggregate, shall not exceed $25,000.
V. Role and Responsibilities of the Audit Committee
The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Trusts’ management is responsible for: (1) the preparation, presentation and integrity of each Trust’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting, disclosure controls and procedures and other procedures designed to assure compliance with accounting standards and related laws and regulations.
The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trusts’ service providers, including the auditors.
Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Trust’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of any Trust’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Trusts and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.
In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trusts whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Audit Committee member is not a member.

VI. Operations of the Audit Committee
A.Audit Committee Meetings. The Audit Committee of each Trust shall meet on a regular basis and at least four times annually (coinciding with the regularly scheduled quarterly meeting of the Combined Boards of the Trusts) and is empowered to hold special meetings as circumstances require. In addition to the regularly scheduled meetings, the Chairperson or a majority of the members shall be authorized to call a special meeting of the Audit Committee and send notice thereof.
B.In-Person or Telephonic Meetings. The Audit Committee of each Trust shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Trust’s charter documents.
C.Private Meetings. The Audit Committee of each Trust shall have the authority to meet privately and to admit non-members individually by invitation.
D.Executive Sessions. The Audit Committee of each Trust shall periodically meet, in separate executive sessions, with representatives of Trust management and the Trusts’ independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Trusts’ investment adviser and with entities that provide significant accounting or administrative services to the Trusts to discuss matters relating to any Trust’s accounting and compliance as well as other Trust-related matters.
E.Minutes. The Audit Committee of each Trust shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.
F.Quorum. A majority of the members of the Audit Committee of each Trust shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee of such Trust present at a meeting at which a quorum is present shall be the action of the Committee.
G.Adoption of the Audit Committee Charter. The Board of each Trust shall adopt and approve this Charter and may amend it on the Board’s own motion. The Audit Committee of each Trust shall review this Charter at least annually and recommend to the full Board of such Trust any changes the Committee deems appropriate.

Attachment B

Madison Funds (“MF”) Ultra Series Fund (“USF”)
Madison Covered Call & Equity Strategy Fund (“MCN”)
(MF, USF and MCN are referred to collectively as the “Trusts”
and individually, as a “Trust”)

Nominating and Governance Committee Charter
Amended and Restated Effective May 25, 2022

I.Membership and Qualifications of the Nominating and Governance Committee
On an annual basis, the Board of Trustees of each Trust (each, a “Board”) shall appoint the members of the Nominating and Governance Committee of each such Trust (each, a “N&G Committee”), all of whom shall be Independent Trustees (as defined below), and shall select one member of each N&G Committee to serve as the Chairperson of such Committee. Each N&G Committee shall be comprised of at least two members. For purposes of this Charter, the term “Independent Trustee” means a member of the Board (i) who is not an “interested person” of any of the Trusts, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)1, and (ii) who has not received any consulting, advisory or other compensatory fee from any of the Trusts, except compensation for service as a member of the Board of such Trusts or a committee thereof.2
Hereinafter, any references to a Trust or the Trusts shall refer to the above referenced investment companies, and any action to be taken by a Trust though its N&G Committee or Board shall affect only that Trust, N&G Committee or Board, unless otherwise specified.
II.     Purposes of the Nominating and Governance Committee
The purposes of each Trust’s N&G Committee are primarily twofold: (i) to select and nominate candidates for election to the Board of each Trust, including identifying, as necessary, new candidates who are qualified to serve as Independent Trustees and recommending to the Boards the candidates for election to each such Board; and (ii) to oversee governance matters for each Trust, including matters pertaining to the composition, committees, and operations of each Board.
____________________________
1As contemplated by certain rules under the 1940 Act, the selection and nomination of candidates for election as Independent Trustees of each Board shall be made by the incumbent Independent Trustees of each such Board.
2The second part of this definition is derived from Rule 10A-3(b)(1)(iii) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which applies to MCN as a listed company. However, for ease of administration, this aspect of the definition of independence will be applied to each Trust’s Nominating and Governance Committee.

III.    Duties and Powers of the Nominating and Governance Committee
To carry out its purposes, each Trust’s N&G Committee shall have the following duties and powers:
1.Nominees for Trustee. To evaluate, select and recommend all candidates for election or appointment as members of each Board and recommend the appointment of members and chairs of each such Board committee.
2.Board Policies & Procedures. To review policy matters affecting the operation of each Board and its committees, including but not limited to policies with regard to Board expectations, Board retirement, Board and committee size and best practices, and make such recommendations to each such Board as deemed appropriate by the N&G Committee.
3.Shareholder Proposals. To review shareholder proposals with respect to each Trust, and make such recommendations to each Board regarding proposed responses thereto as deemed appropriate by the N&G Committee.
4.Board Education. To periodically review and make appropriate recommendations for Board approval with respect to Board member orientation and continuing education.
5.Self-Assessment. At least annually, to conduct a self-assessment of each Board with the goal to strengthen Board members’ understanding of their role, identify potential weaknesses and/or areas in need of improvement, and develop better communications and foster camaraderie among Board members, and make such recommendations to each Board as deemed appropriate by the N&G Committee.
6.Board Compensation. To periodically review the nature, extent and levels of compensation paid to the Independent Trustees, and make recommendations to each Board regarding the same.
7.Removal of Trustee. To consider the removal of a Board member who is no longer qualified to serve as a trustee, or who no longer meets the expectations set for Board membership, and to make such recommendations to each such Board as deemed appropriate by the N&G Committee. In this regard, each N&G Committee will comply with the procedural requirements for removal of a trustee set forth in the relevant Trust’s governing documents.
8.Other Functions. To oversee other matters of governance for each Board and perform such other duties or responsibilities as expressly delegated to the N&G Committee by each such Board.
The N&G Committee of each Trust shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to a third-party search firm, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for N&G Committee members, at the expense of a Trust or series.
IV.    Criteria for Selecting Board Candidates
1.    Qualifications. The N&G Committee of each Trust requires that Board candidates be at least twenty-one (21) years of age, but not more than seventy-six (76) years of age, and that such candidates have a college degree or equivalent business experience. The N&G Committee of each Trust may take into account a wide variety of factors in considering Board candidates for each such Trust, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Trust; (vii) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (viii) such other criteria as each such N&G Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.. The N&G Committee of each Trust shall, in its sole discretion, determine whether a candidate is qualified to serve as a member of such Trust’s Board.
2.     Identification of Nominees. In identifying potential nominees for each Board, the N&G Committee of each Trust may consider candidates recommended by one or more of the following sources: (i) the Trust’s current trustees; (ii) the Trust’s officers; (iii) the Trust’s investment advisor(s); (iv) the Trust’s shareholders (see below); and (v) any other source the N&G Committee deems to be appropriate. The N&G Committee of each Trust may, but is not required to, retain a third-party search firm at the expense of the relevant Trust to identify potential candidates.
3.    Consideration of Candidates Recommended by Shareholders. The N&G Committee of each Trust will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the N&G Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the N&G Committee of each Trust (recommendations not properly submitted in accordance with Appendix A will not be considered by the N&G Committee).
4.    Questionnaire. A candidate being considered for nomination as a Board member shall complete a questionnaire that solicits information on any business, financial or family relationships with affiliates of the Trusts, including the Trusts’ investment adviser(s) and its affiliates, as well as any other relationships that could affect their status as a Board member. Once a candidate is elected or appointed to the Board of a Trust, such person shall complete such questionnaire no less frequently than annually. The Chief Compliance Officer of each Trust, or his or her designee, shall be responsible for reviewing such completed questionnaires.
V.    Expectations
Board members are expected to comply with the legal, ethical and fiduciary duties imposed under relevant state law, the 1940 Act and the rules thereunder, each Trust’s governing documents and, with respect to MCN only, the rules of the New York Stock Exchange (the “NYSE”). With respect to fiduciary duties, just like traditional operating companies, each Board member owes certain fiduciary duties to the shareholders of the Trust upon which Board they serve under applicable state law. These duties include the duty of care and the duty of loyalty. The duty of care requires Board members to perform their duties in good faith, in a manner reasonably believed to be in the best interests of the Trust and with the degree of care that an ordinarily prudent person in a like position would exercise under similar circumstances. The duty of care also requires that Board members be informed, apply their business judgment and reach reasonable decisions. The duty of loyalty requires that Board members use their position of trust and confidence to further the interests of the Trust and its shareholders ahead of their private interests. Fundamental to the duty of loyalty is the avoidance of self-dealing and conflicts of interest that are detrimental to the Trust. A secondary, but equally important, aspect of the duty of loyalty is the duty to maintain the confidentiality of non-public information shared with the Board, and to refrain from engaging in any behavior that would or is reasonably likely to have an adverse effect on the business or reputation of the Trusts. In addition to the foregoing expectations, Board members should be prepared to devote the amount of time necessary to perform the sometimes rigorous duties of an investment company trustee, including making a commitment to attend all Board and relevant committee meetings and being prepared for such meetings.
VI.    Retirement Policy
Upon recommendation of each Trust’s N&G Committee, the Board of each Trust has adopted the following retirement policy: A Board member must retire at the end of the calendar year in which the first of the following two events occurs: (1) he or she attains the age of seventy-six (76), or (2) he or she has served on the Board of one or more Trusts for a total of fifteen (15) years, subject in the latter case to extension by unanimous vote of the remaining Board members of each such Trust. The Board of each Trust has acknowledged and understands that the Board’s ability to extend a Board member’s term as described in the preceding sentence should be exercised cautiously and, therefore, limited to situations deemed appropriate by the Board. In the event a Board member’s term is extended as described above, following such initial approval, the decision to allow such person to continue to hold office must be unanimously approved at the last regular Board meeting of each successive calendar year and shall be effective no longer than the end of the following calendar year. Should any such Board member fail to receive the requisite unanimous approval, such person shall be considered to have retired as of the last day of the applicable calendar year unless he or she requests an earlier retirement date. The fifteen (15)-year term limitation shall commence on the later of April 19, 2013 or the date of the Board member’s initial election or appointment as a Board member of any Trust. The N&G Committee of any Trust may recommend to its Board a change in the mandatory retirement age or the term limitation specified above and such Trust’s Board may approve the same without the approval of its shareholders, provided that such Board approval is unanimous (with all Board members of such Trust voting).
In the event a Board member desires to retire or resign prior to the end of the calendar year in which such person’s term would ordinarily end, as described above, he or she shall provide the N&G Committee of the relevant Trust or Trusts as much advance notice as possible to ensure appropriate succession planning, with the understanding being that absent special circumstances, six (6) months’ advance notice is generally requested.
VII.    Continuing Education
The N&G Committee of each Trust requires that each Board member endeavor to stay abreast of regulatory and governance requirements through presentations by Trust officers and/or Trust service providers, including legal counsel and independent auditors, and through attendance at industry conferences, including webinars and other online resources. In furtherance of this, each Independent Trustee is expected to participate in at least one form of continuing education each calendar year.
VIII.    Operations of the Nominating and Governance Committee
1.Nominating and Governance Committee Meetings. The N&G Committee of each Trust shall meet annually (or more frequently, if needed), and is empowered to hold special meetings as circumstances require. A majority of the members of each N&G Committee shall constitute a quorum for the transaction of business at any meeting of such Committee. The action of a majority of the members of each N&G Committee present at a meeting at which a quorum is present shall be the action of such Committee.
2.In-Person or Telephonic Meetings. The N&G Committee of each Trust shall ordinarily meet in person; however, members may attend telephonically, and the N&G Committee may act by written consent without a meeting if all of the members of such Committee consent thereto in writing.

3.Executive Sessions. The N&G Committee of each Trust shall work with the Secretary of each Trust to ensure that the Independent Trustees of each Trust periodically meet, in separate executive sessions, as required under the 1940 Act, the Trust’s governing documents (including this Charter as well as the charters of other Board committees) and with respect to MCN only, the rules of the NYSE. These meetings may include, without limitation, representatives of Trust management, compliance personnel and service providers to the Trust, including external legal counsel.
4.Minutes. The N&G Committee of each Trust shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.
5.Adoption of the Nominating and Governance Committee Charter. The Board of each Trust shall adopt and approve this Charter and may amend it on the Board’s own motion. Each N&G Committee of each Trust shall review this Charter at least annually and recommend to the full Board of such Trust any changes the Committee deems appropriate.
Appendix A
Procedures for Shareholders to Submit Nominee Candidates
Except as set forth in the applicable Trust’s Agreement and Declaration of Trust and/or Bylaws, a Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the applicable N&G Committee’s consideration.
1.The shareholder (the “Recommending Shareholder”) must submit any such recommendation (the “Shareholder Recommendation”) in writing to the respective Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust.
2.The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust (i) in connection with an annual meeting, not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting, or (ii) in connection with a special meeting called for the purpose of electing one or more Trustees, not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which a “public announcement” (as defined below) is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In the event the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, or in the event that no annual meeting was held the preceding year, the Shareholder Recommendation will be timely if so delivered not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made. The public announcement of a postponement or adjournment of an annual or special meeting shall not commence a new time period for purposes of the Shareholder Recommendation’s timeliness. “Public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act).
3.The Shareholder Recommendation must include:
(i) a statement in writing setting forth –
(A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the Recommending Shareholder (the “Candidate”),
(B) as to each of the Recommending Shareholder, the Candidate and any Shareholder Associated Person (as defined below), the class or series and number of all shares of the applicable Trust (the “Trust Shares”) owned of record or beneficially by such Recommending Shareholder, Candidate or Shareholder Associated Person, the date(s) on which such Trust Shares were acquired, the investment intent of such acquisition(s), and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such shares or other security) in any Trust Shares of any such person (whether or not such person maintains a “net long” position),
(C) information as to the Candidate’s knowledge of the investment company industry, experience as a trustee or senior officer of a public company, directorships or trusteeships on the boards of other registered investment companies and educational background,
(D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Shareholder Recommendation by, or on behalf of, the Recommending Shareholder, the Candidate and/or a Shareholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Recommending Shareholder, Candidate or Shareholder Associated Person with respect to any Trust Shares,
(E) the nominee holder for, and number of, any Trust Shares owned beneficially but not of record by the Recommending

Shareholder, the Candidate or a Shareholder Associated Person and evidence establishing such beneficial owner’s indirect ownership of and entitlement to vote such Trust Shares,
(F) to the extent known by the Recommending Shareholder, the name and address of any other shareholder supporting the Candidate for election as a Trustee of the Trust on the date of the Shareholder Recommendation,
(G) a representation that the Recommending Shareholder intends to appear in person at the Board or shareholder meeting to nominate the Candidate,
(H) any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust),
(I) any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and
(J) whether the Recommending Shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Trust to make such determination;
(ii) the written and signed consent of the Candidate (x) to be named as a nominee and to serve as a Trustee if elected; and (y) to complete a trustees’ and officer’s questionnaire if elected;
(iii) a certificate executed by the Candidate certifying that the Candidate is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Trust in connection with service or action as a Trustee of the Trust that has not been disclosed to the Trust;
(iv) a written and signed representation of the Candidate that he or she (x) is not ineligible to serve as a Trustee under Section 9(a) of the 1940 Act, (y) is not covered by, or subject to a proceeding regarding Section 9(b) of the 1940 Act and (z) will not serve as a trustee or officer of another investment company unless such company is managed by the Trust’s investment manager or investment adviser or by an affiliate of either;
(v) the Recommending Shareholder’s name and address as they appear on the Trust’s books;

(vi) a description of any personal and/or business relationship or any agreement, arrangement or understanding with respect to the nomination between or among the Recommending Shareholder, the Candidate, the Shareholder Associated Person, any of their respective affiliates or associates, and/or any others acting in concert with any of the foregoing (including their names); and
(vii) any other information as the N&G Committee may reasonably require or deem necessary to determine the eligibility of the Candidate to serve on the Board.
4.     “Shareholder Associated Person” of any shareholder means (x) any person acting in concert with such shareholder (including, but not limited to, in connection with the Shareholder Recommendation), and (y) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such shareholder.
5.    Notwithstanding the foregoing provisions of this Appendix A, unless otherwise required by law, if the Recommending Shareholder (or a qualified representative of the Recommending Shareholder) does not appear at the shareholder meeting to present the nomination, then the nomination shall be disregarded, notwithstanding that proxies relating to the nomination may have been received by the Trust. For purposes of this Appendix A, to be considered a qualified representative of the Recommending Shareholder, a person must be a duly authorized officer, manager or partner of the Recommending Shareholder or must be authorized by a writing executed by the Recommending Shareholder to act for the Recommending Shareholder as proxy at the meeting and such person must deliver a copy of the writing to the Secretary at the meeting.
6. For a nomination to be properly brought before any meeting of shareholders pursuant to this Appendix A, the Recommending Shareholder must be (i) an owner of record on the date of the Shareholder Recommendation, on the record date for such meeting and at the time of the meeting, and/or (ii) a shareholder that holds voting securities entitled to vote at meetings of shareholders through a nominee or “street name” holder of record (a “Nominee Shareholder”) and can demonstrate to the Trust such indirect ownership and such Nominee Shareholder’s entitlement to vote such securities, and is a Nominee Shareholder on the date of the Shareholder Recommendation, on the record date for such meeting and at the time of the meeting.
7.    If information submitted pursuant to this Appendix A by any Recommending Shareholder shall be inaccurate or incomplete in any material respect, such information may be deemed not to have been provided, and the nomination in respect of which such information is required by this Appendix A may be deemed not to have been made. Any such Recommending Shareholder shall notify the Trust of any inaccuracy or incompleteness (within two business days of becoming aware of such inaccuracy or change) in any such information. Within five business days after the record date related to the applicable annual or special meeting of shareholders, and upon written request by the Secretary or the Board, within five business days of delivery of such request (or such other period as may be specified in such request), any such Recommending Shareholder shall provide (i) written verification, satisfactory, in the discretion of the Board or any authorized officer of the Trust, to demonstrate the accuracy or certify the completeness of any information submitted or required to be submitted by the Recommending Shareholder pursuant to this Appendix A, and (ii) a written update of any information submitted by the Recommending Shareholder pursuant to this Appendix A as of the record date or a date not later than such request by the Secretary or the Board. If the Recommending Shareholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided, and the nomination in respect of which such information is required by this Committee may be deemed not to have been made.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTION:

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

Please detach at perforation before mailing.

PROXY
MADISON COVERED CALL & EQUITY STRATEGY FUND
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 26, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. Holly S. Baggot and Greg D. Hoppe (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the annual meeting of shareholders of the Madison Covered Call & Equity Strategy Fund (the "Fund"), to be held on Friday, August 26, 2022 at 10:00 a.m., Central time at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.

Shares represented by this proxy card when properly executed will be voted in the manner directed herein by the shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. If no direction is made, on a properly executed card, this proxy will be voted "FOR" the election of the named Trustee nominee. If the Trustee nominee for any reason is unable or unwilling to serve, the Proxyholders will vote for the election of such other person as they may consider qualified. The shareholder hereby acknowledges receipt of this Notice of Annual Meeting and Proxy Statement for the Annual Meeting to be held on August 26, 2022.

MCC_32823_062222
PLEASE MARK, SIGN, AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to Be Held on August 26, 2022
The Proxy Statement for this meeting is available at:
https://www.madisonfunds.com/MCNproxy

Please detach at perforation before mailing.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK AS SHOWN IN THIS EXAMPLE: ☒
A. Proposals. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE NOMINEE LISTED BELOW:

    1. Election of Trustee:
                                FOR     WITHHOLD
01. Steven P. Riege*                      ☐       ☐
*Class III Trustee of the Madison Covered Call & Equity Strategy Fund to serve until the Fund's 2025 annual meeting of shareholders and until his successor shall have been elected and qualified.

    2. Other Business - To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

B. Authorized Signatures - This section must be completed for your vote to be counted.─ Sign and Date Below:
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

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